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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 27, 1997

                         ALLIED WASTE INDUSTRIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                    0-19285                                      88-0228636
           (COMMISSION FILE NUMBER)                  (IRS EMPLOYER IDENTIFICATION NO.)

   15880 N. GREENWAY/HAYDEN LOOP, SUITE 100                        85260
              SCOTTSDALE, ARIZONA                                (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (602) 423-2946

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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

ITEM 5.  OTHER EVENTS

     Allied Waste Industries, Inc. ("Allied" or the "Company") completed the issuance of $240 million book value senior discount notes in May 1997 and an amended and restated bank agreement in June 1997. The pro forma financial statements filed herein are filed for informational purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Pro Forma Combined Financial Statements of Allied Waste Industries, Inc.

       (i) Introduction

      (ii) Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 1997 (unaudited)

     (iii) Pro Forma Combined Statement of Operations for the Year Ended December 31, 1996 (unaudited)

      (iv) Notes to Pro Forma Combined Financial Statements (unaudited)

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

                    PRO FORMA COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma combined statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 give effect to the Laidlaw Acquisition, the Canadian Sale, the sale of the medical waste assets, the issuance of the Allied Notes, the Repurchase and the execution of the Amended Bank Agreement (all terms as defined herein), as if each had occurred on January 1, 1996.

     These statements do not purport to be indicative of the combined results of operations of Allied and the Laidlaw Acquisition that might have occurred, nor are they indicative of future results of operations.

     The unaudited pro forma combined statements of operations should be read in conjunction with the Notes to Pro Forma Combined Financial Statements and the historical consolidated financial statements of Allied and the notes thereto in the Company's annual report on Form 10-K as amended and in the Company's June 30, 1997 quarterly report on Form 10-Q as amended. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Disclosure Regarding Forward Looking Statements" in Allied's annual report on Form 10-K as amended.

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

                         ALLIED WASTE INDUSTRIES, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)
       (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS AND NUMBER OF SHARES)

                                                                              PRO FORMA
                                                              HISTORICAL     ADJUSTMENTS
                                                               (NOTE 1)       (NOTE 4)       PRO FORMA
                                                              ----------     -----------     ----------
Revenues....................................................  $  395,184      $      --      $  395,184
Cost of operations..........................................     218,282             --         218,282
Selling, general and administrative expenses................      46,512             --          46,512
Depreciation and amortization expense.......................      52,161             --          52,161
                                                              ----------       --------      ----------
  Operating income..........................................      78,229             --          78,229
Interest income.............................................      (1,104)            --          (1,104)
Interest expense............................................      46,707        (26,370)(a)      49,988
                                                                                    726(b)
                                                                                 28,925(c)
                                                              ----------       --------      ----------
Net income before income taxes..............................      32,626         (3,281)         29,345
Income tax expense..........................................      14,029         (1,411)         12,618
                                                              ----------       --------      ----------
Net income before extraordinary loss........................      18,597         (1,870)         16,727
Dividends on preferred stock................................        (337)            --            (337)
                                                              ----------       --------      ----------
Net income to common shareholders before extraordinary
  loss......................................................  $   18,260      $  (1,870)     $   16,390
                                                              ==========       ========      ==========
Net income per common share before extraordinary loss.......  $     0.21                     $     0.20
                                                              ==========                     ==========
Weighted average common and common equivalent shares........  88,375,927                     80,444,260
                                                              ==========                     ==========

The accompanying notes are an integral part of this pro forma combined financial statement.

                         ALLIED WASTE INDUSTRIES, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
       (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS AND NUMBER OF SHARES)

                                                                                                  PRO FORMA
                                                                PRO FORMA                          FOR THE
                                                               ADJUSTMENTS                      ALLIED NOTES,
                                                              RELATED TO THE      PRO FORMA    THE REPURCHASE
                                                  LAIDLAW        LAIDLAW           FOR THE     AND THE AMENDED
                                   HISTORICAL   ACQUISITION    ACQUISITION         LAIDLAW     BANK AGREEMENT
                                    (NOTE 1)     (NOTE 2)        (NOTE 3)        ACQUISITION      (NOTE 4)         PRO FORMA
                                   ----------   -----------   --------------     -----------   ---------------     ----------
Revenues.......................... $  246,679    $ 494,532      $       --        $ 741,211       $      --        $  741,211
Cost of operations................    138,437      331,228              --          469,665              --           469,665
Selling, general and
  administrative expenses.........     38,602       27,623              --           66,225              --            66,225
Depreciation and amortization
  expense.........................     31,470       63,884          19,038(a)       112,313              --           112,313
                                                                    (2,079)(b)
Acquisition related costs.........     91,693           --              --           91,693              --            91,693
Unusual items.....................      5,744           --              --            5,744              --             5,744
                                   ----------    ---------      ----------        ---------       ---------        ----------
  Operating income (loss).........    (59,267)      71,797         (16,959)          (4,429)             --            (4,429)
Interest income...................     (2,110)          --              --           (2,110)             --            (2,110)
Interest expense..................      9,257           --           4,074(c)       112,816         (63,052)(a)       119,638
                                                                   (14,321)(d)                        1,743(b)
                                                                   113,806(e)                        68,131(c)
                                   ----------    ---------      ----------        ---------       ---------        ----------
Net income (loss) before income
  taxes...........................    (66,414)      71,797        (120,518)        (115,135)         (6,822)         (121,957)
Income tax expense (benefit)......       (399)      30,873         (51,823)         (21,349)         (2,933)          (24,282)
                                   ----------    ---------      ----------        ---------       ---------        ----------
Net income (loss) before
  extraordinary loss..............    (66,015)      40,924         (68,695)         (93,786)         (3,889)          (97,675)
Dividends on preferred stock......     (1,073)          --              --           (1,073)             --            (1,073)
                                   ----------    ---------      ----------        ---------       ---------        ----------
Net income (loss) to common
  shareholders before
  extraordinary loss.............. $  (67,088)   $  40,924      $  (68,695)       $ (94,859)      $  (3,889)       $  (98,748)
                                   ==========    =========      ==========        =========       =========        ==========
Net loss per common share before
  extraordinary loss.............. $    (1.15)                                                                     $    (1.35)
                                   ==========                                                                      ==========
Weighted average common and common
  equivalent shares............... 58,422,581                                                                      72,982,690
                                   ==========                                                                      ==========

The accompanying notes are an integral part of this pro forma combined financial statement.

                         ALLIED WASTE INDUSTRIES, INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   HISTORICAL

     The historical balances represent the results of operations of Allied for each of the indicated periods as reported in the historical consolidated financial statements of Allied. The historical consolidated financial statements have been restated to reflect acquisitions accounted for as poolings-of-interests.

2.   HISTORICAL AMOUNTS RELATED TO ACQUISITIONS

     The amounts in the pro forma combined statements of operations represent the results of operations of substantially all of the non-hazardous solid waste business of Laidlaw Inc. (the "Laidlaw Acquisition"), excluding the Canadian solid waste management operations of the Company which were held for sale and sold in March 1997 to USA Waste Services, Inc. for $518 million (the "Canadian Sale") and the Company's medical waste assets which were held for sale and sold in April 1997, for the period prior to the date of the Laidlaw Acquisition.

     December 1996 -- Allied completed the Laidlaw Acquisition for total consideration of approximately $1.5 billion, as follows (in thousands):

    Cash...................................................................    $1,200,000
    7% Debenture...........................................................        77,567
    Zero Coupon Debenture..................................................        33,180
    Common Stock...........................................................       110,048
    Warrant................................................................        49,000
                                                                               ----------
              Total........................................................    $1,469,795
                                                                               ==========

     Amounts in the statement of operations for the year ended December 31, 1996 for the businesses acquired in the Laidlaw Acquisition and not disposed of are for the 12 months ended November 30, 1996.

3.   PRO FORMA ADJUSTMENTS

     The pro forma adjustments reflected in the pro forma combined statements of operations give effect to the following:

     (a) To reflect $19.0 million of goodwill amortization related to $761.5 million of total goodwill recorded in connection with the Laidlaw Acquisition, calculated based on a 40 year life.

     (b) To reflect the elimination of historical goodwill amortization of the Laidlaw subsidiaries acquired.

     (c) To reflect amortization of commitment fees related to the $525 million 10.25% senior subordinated notes ("AWNA Notes") and the $1.275 billion senior credit facility (the "1996 Bank Agreement") completed in connection with the Laidlaw Acquisition, giving effect to the Canadian Sale.

                         ALLIED WASTE INDUSTRIES, INC.

                                  (UNAUDITED)

     (d) To reflect the reduction of interest expense resulting from the repayment of certain indebtedness with the proceeds from the 1996 Bank Agreement completed in connection with the Laidlaw Acquisition, calculated as follows (in thousands):

                                                                          YEAR ENDED
                                                                       DECEMBER 31, 1996
                                                                       -----------------
        Senior subordinated notes, $100 million, interest at 12% for
          7 months during 1996.......................................      $  (7,000)
        Credit agreement, interest at 9.25% for 7 months during 1996
          and related debt issuance cost amortization................         (1,537)
        Credit facility interest at 7% for 5 months during 1996 and
          related debt issuance cost amortization....................         (5,784)
                                                                           ---------
             Total pro forma interest savings........................      $ (14,321)
                                                                           =========

     (e) To reflect interest expense related to the 1996 Bank Agreement, the AWNA Notes, and two junior subordinated debentures issued in connection with the Laidlaw Acquisition (the "Allied Finance Debentures") calculated as follows (in thousands):

                                                                          YEAR ENDED
                                                                       DECEMBER 31, 1996
                                                                       -----------------
        1996 Bank Agreement, interest at LIBOR plus 2.5%-3.25%.......      $  43,993
        AWNA Notes, interest at 10.25%...............................         53,813
        7% debenture, implicit interest at 14%.......................         11,200
        Zero coupon debenture, implicit interest at 14%..............          4,800
                                                                           ---------
             Total pro forma interest expense........................      $ 113,806
                                                                           =========

        An increase in the interest rate of one-eighth of a percent on the 1996 Bank Agreement would not have a material impact for the year ended December 31, 1996.

4.   FINANCING TRANSACTIONS

     The pro forma combined financial statements give effect to the receipt of $240 million of proceeds from the issuance of $418 million principal amount of 11.30% senior discount notes due 2007 (the "Allied Notes"), the repurchase of the Allied Finance Debentures (the "Repurchase") and the completion of an amended and restated bank agreement (the "Amended Bank Agreement") that replaced the 1996 Bank Agreement.

     The pro forma combined financial statements do not include the historical and pro forma extraordinary charges of approximately $13 million and $57 million, respectively, net of income tax benefit, related to the early extinguishments of debt in 1996 and incurred in connection with the Repurchase.

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

                         ALLIED WASTE INDUSTRIES, INC.

          NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)

     The adjustments related to the financing transactions reflected in the pro forma combined statements of operations give effect to the following:

     (a) To reflect reduction of interest expense and amortization of debt issuance costs resulting from the Repurchase completed in connection with the Allied Notes and the execution of the Amended Bank Agreement, calculated as follows (in thousands):

                                                          YEAR ENDED
                                                         DECEMBER 31,     SIX MONTHS ENDED
                                                             1996          JUNE 30, 1997
                                                         ------------     ----------------
        7% Debenture, implicit interest at 14%.......      $(11,200)          $ (4,072)
        Zero Coupon Debenture, implicit interest at
          14%........................................        (4,800)            (1,742)
        1996 Bank Agreement, interest at LIBOR plus
          2.5% - 3.25%...............................       (47,052)           (20,556)
                                                           --------           --------
             Total pro forma interest savings........      $(63,052)          $(26,370)
                                                           ========           ========

     (b) To reflect amortization of debt issuance costs related to the Allied Notes and the Amended Bank Agreement.

     (c) To reflect interest expense related to the Allied Notes and the Amended Bank Agreement calculated as follows (in thousands):

                                                          YEAR ENDED
                                                         DECEMBER 31,     SIX MONTHS ENDED
                                                             1996          JUNE 30, 1997
                                                         ------------     ----------------
        Allied Notes, interest accreting at 11.3%....      $ 27,886           $ 15,136
        Allied Notes, reverse historical interest
          accreting at 11.3% for May 15, 1997 through
          June 30, 1997..............................            --             (3,390)
        Amended Bank Agreement, interest at 7.6%.....        40,245             17,179
                                                           --------           --------
                                                           $ 68,131           $ 28,925
                                                           ========           ========

5.   NET INCOME (LOSS) PER COMMON SHARE

     Pro forma net income (loss) per common share is calculated by dividing pro forma net income (loss) to common shareholders less requirements on Series D preferred stock, 7% preferred stock, and 9% preferred stock by the pro forma weighted average common and common equivalent shares outstanding during the periods. Pro forma weighted average common and common equivalent shares have been computed as follows:

                                                          YEAR ENDED
                                                         DECEMBER 31,     SIX MONTHS ENDED
                                                             1996          JUNE 30, 1997
                                                         ------------     ----------------
        Historical weighted average common shares......   58,422,581         76,933,433
        Common stock equivalents --
          Stock options and warrants...................           --         11,279,994
          Convertible debt assumed converted...........           --            162,500
        Pro forma effect of the Repurchase.............           --         (7,931,667)
        Pro forma effect of issuing common shares for
          the Laidlaw Acquisition accounted for as a
          purchase.....................................   14,560,109                 --
                                                          ----------         ----------
                                                          72,982,690         80,444,260
                                                          ==========         ==========

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ALLIED WASTE INDUSTRIES, INC.

                                          By:     /s/ PETER S. HATHAWAY
                                            ------------------------------------
                                                       Vice President
                                                and Chief Accounting Officer

Date: August 27, 1997

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